[***] TEXT OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND 17 C.F.R. SECTION 200.80(b)(4)

                                                                Exhibit 10.11(e)

         MODIFICATION AND EXTENSION OF PIPELINE CAPACITY LEASE AGREEMENT

      WHEREAS, LaGloria Oil & Gas Company ("LaGloria") and Plains Marketing, L.P. ("Plains") as successor to Scurlock Permian LLC executed that certain Pipeline Capacity Lease Agreement ("Lease") dated April 12, 1999, for an initial term of five (5) years commencing January 1, 2004 through December 31, 2004, a copy of which is attached hereto and incorporated herein in its entirety; and

      WHEREAS, Delek Refining, Ltd. as successor in interest to LaGloria Oil & Gas Company and Plains Marketing, L.P. executed that certain One-Year
Renewal of Pipeline Capacity Lease Agreement attached hereto and incorporated herein in its entirety renewing the Lease for one (1) additional lease year commencing on January 1, 2005 through December 31, 2005; and

      WHEREAS, Plains Marketing, L.P. and Delek Refining, Ltd., hereinafter referred to as "Parties", executed an Amendment to the One-Year Renewal of Pipeline Capacity Lease Agreement changing the Monthly Rental payable by Delek Refining, Ltd. to Plains Marketing, L.P. in Section 4 from September 1, 2005 through December 31, 2005; and

      WHEREAS, the One (1) year renewal of the Pipeline Capacity Lease Agreement was subsequently extended through April 30, 2006 by an Extension of Pipeline Capacity Lease Agreement ("Agreement") attached hereto and incorporated herein; and

      WHEREAS, the Parties desire to again amend the rental provisions of
Section 4 and extend the Agreement for three (3) years and provide for renegotiation of this Agreement in the event of extraordinary increases in maintenance and operating costs (See "Renegotiation Criteria" paragraph below) by Plains Marketing, L.P.;

      NOW, THEREFORE, in consideration of the mutual benefits of the Parties hereto, by execution below Plains Marketing, L.P. and Delek Refining, Ltd. modify the Lease as follows:

      The term of the Lease is hereby extended for an additional three (3) year term beginning May 1, 2006, and ending April 30, 2009.

      For the first year of this Agreement commencing May 1, 2006 through April 30, 2007 the rental will be as follows:

      For each calendar month in which the average deliveries is 27,000 barrels per day of crude oil or less, the monthly rental shall be calculated as follows:

      Monthly Rental = Days in the month x the actual volume delivered up to and including 27,000 barrels per day x $[***] per barrel.

      For the period commencing May 1, 2007 through April 30, 2008 the rental shall be calculated as follows:

[***] CONFIDENTIAL TREATMENT REQUESTED
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      Monthly Rental = Days in the month x the actual volume delivered up to and including 27,000 barrels per day x $[***] per barrel.

      For the period commencing May 1, 2008 through April 30, 2009 the rental shall be calculated as follows:

      Monthly Rental = Days in the month x the actual volume delivered up to and including 27,000 barrels per day x $[***] per barrel.

      For each calendar month during the period May 1, 2006 through April 30, 2009 in which the average daily deliveries of crude oil exceeds 27,000 per day, the monthly rental on the barrels in excess of 27,000 barrels per day shall be calculated as follows:

      Monthly Rental = Volume in excess of the 27,000 barrels per day x $[***] per barrel.

RENEGOTIATION CRITERIA

      The above rental schedule includes normal operation and maintenance performed by Plains Marketing, L.P. including routine leak repair, cleanup, right of way issues and elective pipe replacement. However, if major repairs or an integrity upgrade are required due to regulatory compliance or significant pipe integrity loss between May 1, 2006 and April 30, 2009, the Parties shall negotiate an agreement to pay for such additional costs over and above the aforementioned rental schedule. In such event, Plains Marketing, L.P. will present to Delek Refining, Ltd. in writing the anticipated extraordinary costs and a proposed method of cost recovery. The Parties agree to negotiate in good faith and in a timely manner to resolve the method and period of cost recovery.

      This Modification and Extension of Pipeline Capacity Agreement is executed in duplicate each of which is deemed an original for all purposes on the dates set forth below but effective May 1, 2006.

Plains Marketing, L.P.                   Delek Refining, Ltd.
By Plains Marketing GP Inc.              By Its General Partner
Its General Partner                      Delek U.S. Refining GP, LLC

By:    /s/ George R. Coiner              By:    /s/ Tony McLarty
       -----------------------------            --------------------------------
Name:  George R. Coiner                  Name:  Tony McLarty
       -----------------------------            --------------------------------
Title: Senior Group Vice President       Title: VP of Human Resources
       -----------------------------            --------------------------------
Date:  April 6, 2006                     Date:  3/29/06
       -----------------------------            --------------------------------

                                         By:    /s/ Frederec Green
                                                --------------------------------
                                         Name:  Frederec Green
                                                --------------------------------
                                         Title: COO
                                                --------------------------------



[***] CONFIDENTIAL TREATMENT REQUESTED